UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 13, 2025

DMC Global Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14775	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021
(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.05 Par Value	BOOM	The Nasdaq Global Select Market
Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of March 13, 2025, Eric Walter, Chief Financial Officer of DMC Global Inc. (the “Company”) entered into a participation agreement with respect to the DMC Global Inc. Executive Severance Plan (the “Plan”) previously approved by the Board of Directors of the Company. The Plan benefits under the participation agreements replace the existing severance benefits in the offer letter of Mr. Walter. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

Under the Plan, in the event that a participant’s employment is terminated by the participant for Good Reason or by the Company other than for Cause, disability, or death, the participant is entitled to the following cash severance benefits, in addition to COBRA benefits and enhanced equity award acceleration (as described in the following sentence): (i) if the termination occurs without a Change in Control, the participant shall receive a Severance Multiple of Base Salary equal to one (1) times and payment of any Prior Bonus that was earned but not yet paid; or (ii) if the termination occurs in connection with a Change in Control, the participant’s Severance Multiple of Base Salary and Target Bonus shall be one (1) times plus a Pro Rata Bonus (pro rata for year of termination of employment) and payment of any Prior Bonus that was earned but not yet paid. Outstanding equity awards have been amended by the Plan to provide for, and future equity awards will provide for, (i) accelerated vesting and/or earning of awards in connection with a Change in Control unless the awards are assumed, converted or replaced by the continuing entity; provided, however, that in the event that the participant’s continuous service is terminated by the Company without Cause or by the participant for Good Reason within twenty-four (24) months following the date of a Change in Control, any such assumed, converted or replacement awards shall become immediately vested; and (ii) accelerated vesting of awards in the event that the participant terminates employment for Good Reason (without regard to whether there is a Change in Control).

The foregoing description of the Plan is only a summary and is qualified in its entirety by the full text of the Plan filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	DMC Global Inc. Executive Severance Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMC GLOBAL INC.

Dated:	March 18, 2025	By:	/s/ Michelle Shepston
Name: Michelle Shepston
Title: Executive Vice President and Chief Legal Officer